Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2015
Schedule of Dividends Paid

DIVIDENDS	2015	2014	2013
Cash dividend paid per share	$2.22	$2.12	$2.00
Cash dividend declared per share	$2.24	$2.14	$2.02

Other Comprehensive Income (Loss)
OTHER COMPREHENSIVE INCOME (LOSS)/ ENDING BALANCE1)	2015	2014	2013
Cumulative translation adjustments	$(345.9)	$(155.1)	$49.4
Net gain on cash flow hedge derivatives	0.2	—	—
Net pension liability	(63.0)	(97.9)	(48.9)
Purchase of subsidairy shares from non-controlling interest	0.2	—	—

Total (ending balance)	$(408.5)	$(253.0)	$0.5

Deferred taxes on the pension liability	$29.8	$43.4	$21.4

Share Repurchase Program

SHARES	2015	2014	2013
Shares repurchased (shares in millions)	0.9	6.2	1.6
Cash paid for shares	$104.4	$616.0	$147.9